Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the year ended December 31, 2015. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the U.S. Securities and Exchange Commission on February 11, 2016.

	December 31, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$213,449	$—	$40,621	$254,070
Income and fees receivable	158,380	(64,534)	—	93,846
Due from related parties	88,776	(2,602)	(78,078)	8,096
Deferred income tax assets	1,538	—	718,416	719,954
Other assets, net	216,080	(36,035)	18,743	198,788
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	9,071,933	—	9,071,933
Other assets of Och-Ziff funds	—	344,769	—	344,769
Total Assets	$678,223	$9,313,531	$699,702	$10,691,456

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,612	$—	$591,778	$593,390
Debt obligations	448,882	—	—	448,882
Compensation payable	176,602	—	—	176,602
Other liabilities	84,662	—	(849)	83,813
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	7,077,679	—	7,077,679
Securities sold under agreements to repurchase	—	190,751	—	190,751
Other liabilities of Och-Ziff funds	—	47,487	—	47,487
Total Liabilities	711,758	7,315,917	590,929	8,618,604

Redeemable Noncontrolling Interests	—	832,284	—	832,284

Shareholders' Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,608,372	—	(9,567,717)	3,040,655
Appropriated retained deficit	—	(59,663)	—	(59,663)
Accumulated deficit	(12,644,004)	—	9,247,182	(3,396,822)
Shareholders' deficit attributable to Class A Shareholders	(35,632)	(59,663)	(320,535)	(415,830)
Shareholders' equity attributable to noncontrolling interests	2,097	1,224,993	429,308	1,656,398
Total Shareholders' Equity	(33,535)	1,165,330	108,773	1,240,568
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$678,223	$9,313,531	$699,702	$10,691,456

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Year Ended December 31, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$690,889	$(46,898)	$—	$643,991
Incentive income	250,089	(62,526)	—	187,563
Other revenues	2,025	—	52	2,077
Income of consolidated Och-Ziff funds	—	489,350	—	489,350
Total Revenues	943,003	379,926	52	1,322,981

Expenses
Compensation and benefits	430,526	—	—	430,526
Reorganization expenses	14,064	—	—	14,064
Interest expense	21,431	—	10	21,441
General, administrative and other	245,567	—	(61,428)	184,139
Expenses of consolidated Och-Ziff funds	—	303,770	—	303,770
Total Expenses	711,588	303,770	(61,418)	953,940

Other Income (Loss)
Net gains on investments in Och-Ziff funds and joint ventures	1,899	(1,831)	—	68
Net losses of consolidated Och-Ziff funds	—	(69,572)	—	(69,572)
Total Other Income (Loss)	1,899	(71,403)	—	(69,504)

Income Before Income Taxes	233,314	4,753	61,470	299,537
Income taxes	17,502	—	114,722	132,224
Consolidated and Total Comprehensive Net Income (Loss)	$215,812	$4,753	$(53,252)	$167,313

Allocation of Consolidated and Total Comprehensive Net Income (Loss)
Class A Shareholders	$78,992	$—	$(53,252)	$25,740
Noncontrolling interests	136,820	54,357	—	191,177
Redeemable noncontrolling interests	—	(49,604)	—	(49,604)
	$215,812	$4,753	$(53,252)	$167,313

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.